Risks and Uncertainties	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties
Note 2. Risks and Uncertainties

Note 2.  Risks and Uncertainties

The economic effects of the COVID-19 global pandemic which was declared by the World Health Organization in March 2020 continue to reverberate throughout the national, regional and local economy.  Government actions taken during 2020 and 2021 to help mitigate the spread of COVID-19, including restrictions on travel, quarantines in certain areas, and forced closures for certain types of public places and businesses, had significant immediate adverse impacts on the national, regional and local economy.  While these restrictions have largely been lifted, the direct and indirect adverse impacts on the local economy in the Company’s market areas persist, particularly with regard to small businesses and their employees, suppliers, vendors and processors.

The actions taken by the FOMC in response to the pandemic beginning in March 2020 and throughout the remainder of 2020 and 2021 reducing the targeted federal funds interest rate range to 0% to 0.25% have resulted in a persistent low rate environment.  In addition, government actions to provide financial stimulus to mitigate the effects of the pandemic have contributed to an inflationary environment.  These government monetary and fiscal policies and other effects of the COVID-19 pandemic adversely affect the Company's business, financial condition and results of operations and may continue to do so in future periods. It is unknown how long the adverse economic conditions associated with the COVID-19 pandemic will last and what the complete financial effect will be to the Company.  Due to the inherent economic and other uncertainties related to the COVID-19 pandemic and its after-effects, it is reasonably possible that estimates made in the Company’s consolidated financial statements could be materially and adversely impacted in the near term as a result of the pandemic, including expected credit losses on loan receivables.